                                                                    EXHIBIT 99.5

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2003, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), and SIB MORTGAGE CORP., a New Jersey corporation (the "Servicer"), having an office at 3040 Route 22, Banchburg, New Jersey 08876, and acknowledged by AURORA LOAN SERVICES INC., a Delaware corporation ("Aurora"), and JPMORGAN CHASE BANK (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain mortgage loans (the "Mortgage Loans") from the Servicer, which Serviced Mortgage Loans were either originated or acquired by the Servicer pursuant to the Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 10, 2002, by and between the Bank and SIB Mortgage Corp., as amended by Amendment No. 1, dated as of November 1, 2002 (collectively, the "Purchase Agreement").

         WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for Lehman Brothers Bank pursuant to a Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of June 10, 2002, by and between the Bank and the Servicer, as amended by Amendment No. 1, dated as of November 1, 2002 (collectively, the "Interim Servicing Agreement"), which is annexed hereto as Exhibit B.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of November 1, 2003 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit C, the Bank has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the Purchase Agreement and the Interim Servicing Agreement to the Seller, and the Seller has accepted such assignment.

         WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO") pursuant to a Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2003 (the "Mortgage Loan Sale and Assignment Agreement"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of November 1, 2003 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Interim Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement and until January 2, 2004 (the "Servicing Transfer Date").

         WHEREAS, the Seller and Servicer agree that on the Servicing Transfer Date the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Interim Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Interim Servicing Agreement or the Purchase Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank, National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2003, between U.S. Bank, National Association and the Trustee.

         3. Servicing Transfer Date. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Interim Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Interim Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The parties hereto acknowledge and agree that the Servicing Transfer Date with respect to the Mortgage Loans is January 2, 2004. On such date, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the Interim Servicing Agreement and the Purchase Agreement to the successor servicer designated by the Seller. The Seller hereby designates Aurora to act as the Servicer of the Mortgage Loans on and after the Servicing Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between the Seller and Aurora.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsection 2.05 and Subsection 3.01 of the Interim Servicing Agreement, the remittance on December 18, 2003 to the Trust Fund is to include principal due after November 1, 2003 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clause (b) of Subsection 3.01 of the Interim Servicing Agreement.

         5. Servicing Fee. The obligation of the Trust Fund to pay Servicing Fee set forth the Interim Servicing Agreement is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05 of the Interim Servicing Agreement) of the Monthly Payment collected by the Servicer or as otherwise provided under Section 2.05.

                                       2
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         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-37A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank under the Interim Servicing Agreement to enforce the obligations of the Servicer under the Interim Servicing Agreement and the term "Purchaser" as used in the Interim Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Bank under the Interim Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

               Aurora Loan Services Inc.
               2530 South Parker Road
               Suite 601
               Aurora, Colorado  80014
               Attention: E. Todd Whittemore, Master Servicing, SASCO 2003-37A
               Telephone: (303) 632-3422
               Telecopier: (303) 632-3123

         All remittances required to be made by the Servicer with respect to the Mortgage Loans shall be made to the Master Servicer at the following wire account:

               JPMorgan Chase Bank
               New York, New York
               ABA#:  021-000-021
               Account Name: Aurora Loan Services Inc., Master Servicing Payment
                             Clearing Account
               Account No.: 066-611059
               Beneficiary: Aurora Loan Services Inc.
               For further credit to: SASCO 2003-37A

                                       3
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         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

          JPMorgan Chase Bank
          4 New York Plaza, 6th Floor
          New York, New York 10004
          Attention: Institutional Trust Services/Global Debt - SASCO 2003-37A
          Telephone: (212) 623-5600
          Facsimile: (212) 623-5858

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue, 7th Floor
          New York, New York  10019
          Attention: Contract Finance - Leslee Gelber
          Telephone: (212) 526-5861
          E-mail: lgelber@lehman.com

          With a copy to:
          Morgan, Lewis & Bockius LLP
          1701 Market Street
          Philadelphia, Pennsylvania 19103
          Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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         Executed as of the day and year first above written.

                                             LEHMAN BROTHERS HOLDINGS INC.,
                                                  as Seller

                                             By:
                                                  -----------------------------
                                                  Name: Stanley P. Labanowski
                                                  Title: Authorized Signatory


                                             SIB MORTGAGE CORP.,
                                                  as Servicer

                                             By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer

By:
    ------------------------------------
    Name: Ralph A. Lenzi, III
    Title: Chief Executive Officer


JPMORGAN CHASE BANK,
     as Trustee

By:
    ------------------------------------
    Name: Pei Yan Huang
    Title: Trust Officer

                                    EXHIBIT A

                Modifications to the Interim Servicing Agreement

1. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

            "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                (v) commercial paper (including both non-interest-bearing
            discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                (vi) a Qualified GIC;

                (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
            (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

2. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Fannie Mae Guides," to read as follows:

            "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

3. A new definition of "Mortgage Loan" is hereby added to Article I to immediately follow the definition of "Mortgage Impairment Insurance Policy," to read as follows:

            "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

4. A new definition of "Mortgage Loan Schedule" is hereby added to Article I to immediately follow the definition of "Mortgage Loan Remittance Rate," to read as follows:

            "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the Purchase Agreement.

5. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

            "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

6. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

            "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                (a) be an obligation of an insurance company or other
            corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                (d) provide that the Servicer's interest therein shall be
            transferable to any successor Servicer or the Master Servicer hereunder; and

                (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

7. A new definition of "Rating Agency" is hereby added to Article I to immediately follow the definition of "Qualified Insurer", to read as follows:

            "Rating Agency": Moody's Investors Service, Inc., Fitch, Inc. or Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or any successor of the foregoing.

8.       Section 2.01 (Seller to Act as Servicer) is hereby amended as follows:

            (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

            Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

            (ii) by adding the following to the end of the second paragraph of such section:

            Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Interim Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under
            Section 860F(a) or Section 860G(d) of the Code.

9. Section 2.03 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the date hereof until the related Servicing Transfer Date" in the first and second lines thereof to "Continuously from the Closing Date until the date the Mortgage Loan ceases to be subject to this Agreement".

10. Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended by:

            (i) replacing the words "Lehman Brothers Bank, FSB, Residential
                Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2 and various Mortgagors" with the words "the SASCO 2003-37A Trust Fund".

11. Section 2.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (v), by replacing the period at the end of clause (vi) with a semicolon and by adding the following new clauses (vii) and (viii):

                (vii) to invest funds in the Custodial Account in Eligible
            Investments in accordance with Section 2.10; and

                (viii) to transfer funds to another Qualified Depository in accordance with Section 2.10 hereof.

12. Section 2.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Lehman Brothers Bank, FSB Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2,

         and various Mortgagors" with "the SASCO 2003-37A Trust Fund."

13. Section 2.17 (Title, Management and Disposition of REO Property) is hereby amended by:

            (i) adding the following paragraph as the third paragraph of such
                Section:

                Notwithstanding anything to the contrary contained in this
            Section 2.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

            (ii) by replacing the existing third paragraph of such section
                 (before the amendment made by (i) above) by the following paragraph:

                The Servicer shall use its Best Efforts to dispose of the REO
            Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

            (iii) by adding the following paragraph to the end of such section:

                Prior to acceptance by the Servicer of an offer to sell any REO
            Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five
            (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

            (iv) by adding the following paragraph at the end of such section:

                Notwithstanding any other provisions of this Agreement, no REO
            Property acquired by the trust fund provided for in the Trust Agreement shall be rented (or allowed to continue to be rented) or otherwise used, held or disposed of by or on behalf of such trust fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) subject any REMIC provided for in the Trust Agreement to the imposition of any federal income taxes on income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G of the Code, unless the Servicer has agreed to indemnify and hold harmless the trust fund provided for in the Trust Agreement with respect to the imposition of any such taxes.

14.         Section 3.02 (Statements to Purchaser) is hereby amended as follows:

            (i) by replacing the first paragraph of such Section in its entirety by the following two (2) paragraphs:

                Not later than the fifth Business Day of each month, the
            Servicer shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

            (ii) by replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

                Beginning with calendar year 2004, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2003 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

15. The parties hereto acknowledge that Section 5.01 (Provision of Information) and Section 5.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

16. Section 6.03 (Termination Upon Transfer of Servicing; Termination Procedures) is hereby amended by replacing all references to "Purchaser" in the second and fourth paragraphs with "Lehman Brothers Holdings Inc."

17. Sections 8.01 (Indemnification) and 8.02 (Limitation on Liability of Seller and Others) is replaced by the following:

                The Servicer shall indemnify the Trust Fund, the Depositor, the
            Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify Lehman Brothers Holdings Inc., the Depositor, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                The Trust Fund shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

18. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Seller) is hereby amended in its entirety to read as follows:

                The Servicer shall neither assign this Agreement or the
            servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

19. A new Section 12.11 (Intended Third Party Beneficiaries) is hereby added to read as follows:

            Section 12.11 Intended Third Party Beneficiaries.

                Notwithstanding any provision herein to the contrary, the
            parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

20. A new Section 12.12 (Acknowledgement) is hereby added to read as follows:

            Section 12.12     Acknowledgement.

                The Servicer hereby acknowledges that the rights of Lehman
            Brothers Bank, FSB under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will constitute an assignment and assumption of the rights of Lehman Brothers Bank, FSB under the Servicing Agreement to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                    EXHIBIT B

                           Interim Servicing Agreement

                                  See Tab 99.9

                                    EXHIBIT C

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                             Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME              DESCRIPTION                                                          FORMAT
----------              -----------                                                          ------
INVNUM                  INVESTOR LOAN NUMBER                                                 Number no decimals
SERVNUM                 SERVICER LOAN NUMBER, REQUIRED                                       Number no decimals
BEGSCHEDBAL             BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                          Number two decimals
                        BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN               SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                   Number two decimals
                        ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL, REQUIRED, .
                        00 IF NO COLLECTIONS
CURT1                   CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                          Number two decimals
CURT1DATE               CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                          DD-MMM-YY
CURT1ADJ                CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                      Number two decimals
CURT2                   CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                          Number two decimals
CURT2DATE               CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                          DD-MMM-YY
CURT2ADJ                CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                      Number two decimals
LIQPRIN                 PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                 Number two decimals
OTHPRIN                 OTHER PRINCIPAL, .00 IF NOT APPLICABLE                               Number two decimals
PRINREMIT               TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE             Number two decimals
INTREMIT                NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                         Number two decimals
                        .00 IF NOT APPLICABLE
TOTREMIT                TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                       Number two decimals
ENDSCHEDBAL             ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                     Number two decimals
                        ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL .00 IF PAIDOFF,
                        LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL               ENDING TRIAL BALANCE                                                 Number two decimals
                        .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE              ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                    DD-MMM-YY
ACTCODE                 60 IF PAIDOFF, BLANK IF NOT APPLICABLE                               Number no decimals
ACTDATE                 ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                          DD-MMM-YY
INTRATE                 INTEREST RATE, REQUIRED                                              Number seven decimals
                                                                                             Example .0700000 for 7.00%
                                                                                             Example .0025000 for .25%
SFRATE                  SERVICE FEE RATE, REQUIRED                                           Number seven decimals
                                                                                             Example .0025000 for .25%
PTRATE                  PASS THRU RATE, REQUIRED                                             Number seven decimals
                                                                                             Example .0675000 for 6.75%
PIPMT                   P&I CONSTANT, REQUIRED                                               Number two decimals
                        .00 IF PAIDOFF

                                     E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                    DESCRIPTION
----------                                                    -----------
% of MI Coverage                                        % of MI Coverage
Actual MI Claim Filed Date                              The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)              Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                               The amount claimed to the MI company on the MI
                                                        claim

Actual Discharge Date                                   Date Bankruptcy was Discharged
Actual Due Date                                         Next Payment Due Date
Actual Eviction Complete Date                           Actual Eviction Complete Date
Actual Eviction Start Date                              Actual Eviction Start Date
Actual First Legal Date                                 Actual First Legal Date
Actual Notice of Intent Date (breach letter date)       Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                            The date the Last Pre-petition payment is due from
                                                        the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                          The date the First Pre-petition payment is due from
                                                        the Trustee in a chapter 13 BK
Actual Redemption End Date                              Actual Redemption End Date
Actual REO Start Date                                   The date the account was received by the REO
                                                        Deaprtment
Appraisal, BPO Costs                                    Total expenses incurred for the purpose of BPO's
                                                        or Appraisals.
Bankruptcy Chapter                                      Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                    BK Atty Fees & Costs
BK Flag (Man Code)                                      A code that identifies the account as an active
                                                        Bankruptcy.
Bnk Case # (7 digit only)                               Bnk Case # (7 digit only)
City                                                    City
Claim Amount Paid                                       MI Claim Amount
Claim Funds Received Date                               The date the MI Claim funds were received from
                                                        the MI Company
Confirmation Hearing Date                               Confirmation Hearing Date
Current Interest Rate                                   Current Interest Rate
Current Loan Amount                                     Unpaid Principal Balance
Current P&I Payment Amount                              Current P&I Payment Amount
Date Bid Instructions Sent                              Date Bid Instructions Sent to Attorney
Date Filed Relief/Dismissal                             The date the motion for Relief or Dismissal was
                                                        filed with the BK Court
Date Loan Reinstated                                    Date Loan Reinstated
Date POC Filed                                          Date proof of claim filed
Date Relief/Dismissal Granted                           The date the BK court granted the motion for
                                                        Relief or Dismissal
Date REO Offer Accepted                                 Date REO Offer Accepted
Date REO Offer Received                                 Date REO Offer Received
Deal Identifier by Loan                                 Security Name/Cross reference Investor ID
                                                        (Servicer to Cross reference)

                                      E-2-1

Delinquency Status (Man Code)                           30, 60, 90, BK, FC, REO, Claims or a code that can
                                                        be decoded to determine the current status of the
                                                        account.
Loss Mit Denial Date                                    Loss Mit Denial Date
Eviction Atty Fees & Costs                              Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                             F/B 1st Due (if applicable)
F/B Last Due (if applicable)                            F/B Last Due (if applicable)
FC Atty Fees & Costs                                    FC Atty Fees & Costs
FC Flag                                                 A code that identifies the account as an active
                                                        Foreclosure.
FC Start Date (referral date)                           FC Start Date (referral date)
FC Suspended Date                                       FC Suspended Date
FC Valuation Amount                                     The value of the property as determined for the
                                                        purpose of foreclosure.
FC Valuation Date                                       The date the property value was determined for the
                                                        purpose of foreclosure.
FC Valuation Source                                     The type of valuation that was used to determine
                                                        the Fc Valuation amount.
FHA 27011A Transmitted Date                             FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                             FHA 27011B Transmitted Date
FHA Case #                                              FHA Case #
FHA Part A Funds Received Date                          FHA Part A Funds Received Date
First Payment Date                                      First Payment Date
Foreclosure Actual Sale Date                            Date F/C Sale Held
VA Gaurantee %                                          VA Gaurantee %
Interest Advances                                       Interest Advances
Investor Loan Number                                    Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                     Date claim submitted to investor
Liquidation Status                                      Type of PIF, S/S, 3rd Party etc.
VA Loan Gaurantee Certificate Number                    VA Loan Gaurantee Certificate Number
Loan Number                                             Servicer Loan Number

Loan Term                                               Loan Term
Loan Type                                               Loan Type
Loss Mit Approval Date                                  Loss Mit Approval Date
Loss Mit Flag (Man Code)                                A code that identifies the account as an active Loss
                                                        Mit account.
Loss Mit Removal Date                                   The date the Loss Mit Department determined that
                                                        Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                     Loss Mit Set-up Date
Loss Mit Type                                           S/S, Forbearance, Repay, Mod,etc.
Loss Mit Workstation Status                             Completed, Removed, Active
MI Certificate Number                                   MI Certificate Number
MI Cost                                                 Price percentage, lender paid only
MI Coverage Y/N                                         MI Coverage Y/N

Monthly MIP Cost                                        The monthly fee paid to HUD to maintain coverage
                                                        on the account.
Next Payment Adjustment Date                            Next Payment Adjustment Date
Next Rate Adjustment Date                               Next Rate Adjustment Date


                                      E-2-2

Occupancy Status                                        Occupancy Status
Occupancy Status Date                                   The date the occupancy status reported was
                                                        determined.
Original Loan Amount                                    Original Loan Amount
Original Value Amount                                   The value of the property as determined at the
                                                        origination of the account.
Origination Date                                        The date the closing occurred to originate the loan.

ORIGINATION VALUE DATE                                  The date the original Value Amount was
                                                        determined.
ORIGINATION VALUE SOURCE                                The type of valuation that was used to determine
                                                        the Original Value amount.
Other Advance Expenses                                  Total Advances minus all other/detail and total
                                                        Ownership Code
Paid in Full Date                                       Date loan liquidated from system UPB removed
                                                        Paid Off Code
Part B Funds Received Date                              FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                              Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee


                                      E-2-3

State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE



                                     E-2-4